Kensington Managed Income Fund	Kensington Dynamic Growth Fund

Class A Shares (KAMAX)	Class A Shares (KAGAX)
Institutional Class Shares (KAMIX)	Institutional Class Shares (KAGIX)
Class C Shares (KAMCX)	Class C Shares (KAGCX)

PROSPECTUS

May 1, 2021

Adviser: 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: 6207 Bee Caves Rd, Ste. 250 Austin, TX 78746

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARIES	1
KENSINGTON MANAGED INCOME FUND	1
KENSINGTON DYNAMIC GROWTH FUND	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objectives	8
Principal Investment Strategies	8
Non-Principal Investment Strategies	9
Principal Investment Strategies	9
Principal Investment Risks	10
Non-Principal Investment Risk	13
Liquidity Program	14
Temporary Investments	14
Fund Holdings Disclosure	14
Cybersecurity	14
MANAGEMENT	15
Investment Adviser	15
Investment Sub-Adviser	15
Portfolio Manager	15
HOW SHARES ARE PRICED	16
HOW TO PURCHASE SHARES	17
HOW TO REDEEM SHARES	20
HOW TO EXCHANGE SHARES	22
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	22
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	23
DISTRIBUTION OF SHARES	24
Distributor	24
Distribution Fees	24
Additional Compensation to Financial Intermediaries	24
Householding	24
FINANCIAL HIGHLIGHTS	25
PRIVACY NOTICE	29

FUND SUMMARIES

KENSINGTON MANAGED INCOME FUND

Investment Objective: The Kensington Managed Income Fund (the “Fund”) seeks income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 17 in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses(2)	0.27%	0.34%	0.30%
Acquired Fund Fees and Expenses(3)	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	2.30%	2.12%	3.08%
Fee Waivers(4)	(0.00)%	(0.14)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waivers	2.30%	1.98%	3.08%
(1)	The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)	For Class A shares, other expenses may include shareholder service expenses that may include sub-transfer agent and sub-custodian fees.
(3)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
(4)	Pursuant to an operating expense limitation agreement between the Fund and Advisers Preferred, LLC (the “Adviser”) and Kensington Asset Management LLC (the “Sub-Adviser”), the Adviser and Sub-Adviser have agreed to waive fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.45% of the average net assets Institutional Class shares, through April 30, 2022. The Adviser and Sub-Adviser are permitted to receive reimbursement from the Fund for fees waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$697	$1,159	$1,647	$2,985
Institutional	$201	$650	$1,126	$2,441
C	$311	$951	$1,616	$3,392

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended December 31, 2020, the Fund’s portfolio turnover rate was 233% of the average value of its portfolio.

1

Principal Investment Strategies

The Adviser delegates execution of the Fund’s investment strategy to Kensington Asset Management LLC (previously known as Kensington Analytics LLC) (the “Sub-Adviser”). The Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in mutual funds that invest in income-producing securities. The Fund defines income-producing securities as interest-paying: bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness. The Fund invests without restriction as to issuer credit quality, country (including emerging markets), capitalization, or security maturity or currency. Typically, the Fund invests the majority of its assets in high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the adviser to be of similar credit quality. High-yield securities are also known as “junk bonds.” The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization.

The Sub-Adviser does not select individual securities as a principal strategy, but rather employs a fund-of-funds approach that achieves exposure to income-producing securities through mutual funds. The Sub-Adviser selects mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. Mutual funds may employ leverage. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The Sub-Adviser’s strategy is principally driven by a proprietary “Managed Income Model” that evaluates the changes of the following daily inputs:

•	NAVs of U.S. High-Yield Bond Funds
•	Prices of Long-Term US Treasury Bonds
•	Level of the NASDAQ Composite Index
•	Level of the Value Line Geometric Composite Index
•	The Daily Number of NYSE Companies with Advancing versus Declining Stock Prices

Outputs from the Managed Income Model are evaluated at the end of each trading day and generate a buy or sell signal that identifies the overall directional bias of the Fund’s portfolio. Using the Managed Income Model signals, the Sub-Adviser will tactically shift the Fund’s mutual funds holdings and asset allocations accordingly. The NASDAQ Composite Index is a market capitalization-weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange. The Value Line Geometric Composite Index is composed of the returns of the companies included in the Value Line Investment Survey® with returns calculated geometrically over time rather than by using a simple average. The survey is generally representative of equity securities traded on US stock exchanges. It identifies approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the US stock exchanges. Generally, when the Sub-Adviser believes high-yield market conditions are favorable, the Fund invests in longer maturity and lower quality high-yield securities. When the Sub-Adviser believes high-yield market conditions are less favorable, the Fund invests in shorter maturity and better quality high-yield securities and money market instruments. The Sub-Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds.

•	Junk Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•	Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates, and issuers may default on their interest and or principal payments. Bonds may become illiquid.
•	Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
2

•	Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•	Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•	Management Risk: The Sub-Adviser’s reliance on its Managed Income Model, its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•	Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•	Mutual Fund Risk: Investments in mutual funds involve duplication of investment advisory fees and certain other expenses. Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. The manager of a mutual fund may not be successful in implementing its strategy.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in mutual funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Is the Fund Right for You?

The Fund is intended for investors who want income and can tolerate net asset value (“NAV”) fluctuations associated with the high-yield market.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of each of the Fund’s share classes over time to the performance of a broad-based market index, and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities, however, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 1-855-375-3060.

Institutional Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	4.52%	December 31, 2020
Worst Quarter	(2.76%)	March 31, 2020

3

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

Kensington Managed Income Fund	One Year	Since Inception Institutional & Class A (1)	Since Inception Class C (2)
Institutional Class Shares Return before taxes	8.13%	7.16%	n/a
Institutional Class Shares Return after taxes on distributions(3)	7.21%	6.29%	n/a
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(3)	4.80%	5.10%	n/a
Class A Shares Return before taxes (with load)	2.73%	3.63%	n/a
Class C Shares Return before taxes	6.95%	n/a	5.97%
ICE BofAML US High Yield Master II Index(4) (reflects no deduction for fees, expenses, or taxes)	6.17%	7.99%	7.08%
Bloomberg Barclays US Aggregate Bond Index(5) (reflects no deduction for fees, expenses, or taxes)	7.51%	7.12%	5.27%
(1)	The inception date of investment operations for the Fund’s Institutional and Class A Shares is May 31, 2019.
(2)	The inception date of investment operations for the Fund’s Class C Shares is August 27, 2019.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(4)	The ICE BofAML US High Yield Master II Index measures the performance of below investment grade $US-denominated corporate bonds publicly issued in the US market. The index is unmanaged; includes net reinvested dividends; does not reflect fees or expenses; and is not available for direct investment. Investors cannot invest directly in an index.
(5)	The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade bond market securities, including government agency, corporate and mortgage-backed securities. Index returns assume reinvestment of dividends.

Investment Adviser: Advisors Preferred, LLC

Investment Sub-Adviser: Kensington Asset Management LLC

Portfolio Manager: Bruce P. DeLaurentis, Chief Executive Officer of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2019.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100

The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemptions requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

KENSINGTON DYNAMIC GROWTH FUND

Investment Objective: Kensington Dynamic Growth Seeks capital gains.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 17 in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses(2)	0.39%	0.24%	0.24%
Acquired Fund Fees and Expenses(3)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.06%	1.66%	2.66%
(1)	The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)	Other Expenses are estimated for the current fiscal year. For Class A shares, Other Expenses may include shareholder service expenses that may include sub-transfer agent and sub-custodian fees.
(3)	Acquired Fund Fees and Expenses, which are estimated for the current fiscal year, are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$674	$1,090	$1,531	$2,751
Institutional	$169	$523	$902	$1,965
C	$269	$826	$1,410	$2,993

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended December 31, 2020, the Fund’s portfolio turnover rate was 277% of the average value of its portfolio.

5

Principal Investment Strategies

The Adviser delegates execution of the Fund’s investment strategy to Kensington Asset Management LLC (previously known as Kensington Analytics LLC) (the “Sub-Adviser”). The Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic equity-index exchange traded funds (“ETFs”), domestic equity-index mutual funds, and U.S. Treasury debt. The Fund invests without restriction as to equity issuer capitalization. The Fund invests in U.S. Treasury debt of any maturity. The Fund invests in equity securities indirectly through ETFs and mutual funds. The Sub-Adviser selects ETFs and mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The Sub-Adviser’s strategy is principally driven by a proprietary “Dynamic Growth Model” that is designed to tactically alternate between a “risk-on” state in response to advancing equity markets and a “risk-off” state during times of market weakness. When switching risk states, the Fund’s entire portfolio is reallocated. The strategy relies upon a proprietary quantitative decision model that generates signals to purchase equity index ETFs and/or mutual funds when in bullish risk-on mode, and U.S. Treasury securities when in bearish risk-off mode. The Sub-Adviser selects holdings for the Fund’s portfolio when in risk-on mode with the aim of diversifying across equity indices. The model is calculated on the last trading day of each week, using only the weekly high, low, close, and open prices of the Nasdaq Composite Index.

The model is built upon a core of trend-following logic that generates signals on a weekly basis. To avoid generating false signals directing a change to-or-from a risk-on or risk-off state, the model also employs noise-filtering. This noise-filtering enhancement is intended to dampen the distorting impact of short-term price aberrations that are characteristic of today’s volatile markets. This noise filter operates by causing the model to disregard relatively large short-term changes in inputs that are not indicative of a longer-term trend.

The Sub-Adviser engages in frequent trading to achieve the Fund’s investment objective, which will result in turnover in excess of 100%.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in ETFs and mutual funds.

•	Management Risk: The Sub-Adviser’s reliance on its Dynamic Growth Model, its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•	Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities (common and preferred stocks) in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Preferred stocks typically decline in value when interest rates rise. Preferred stocks are also subject to credit risk because of the possibility that an issuer fail to make its preferred stock dividend payments.
•	ETF Risk: ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•	Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened.
•	Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.
•	Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.
•	Mutual Fund Risk: Investments in mutual funds involve duplication of investment advisory fees and certain other expenses. Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. The manager of a mutual fund may not be successful in implementing its strategy.
6

•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in ETFs and mutual funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Small- and Mid-Capitalization Companies Risk: Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Is the Fund Right for You?

The Fund is intended for investors who want capital gains and can tolerate net asset value (“NAV”) fluctuations associated with the equity market.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information and daily NAV per share will be available at no cost by calling toll-free 1-855-375-3060.

Investment Adviser: Advisors Preferred, LLC

Investment Sub-Adviser: Kensington Asset Management LLC

Portfolio Manager: Bruce P. DeLaurentis, Chief Executive Officer of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2020.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100

The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemptions requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

Fund	Investment Objective
Kensington Managed Income Fund	The Fund seeks income.
Kensington Dynamic Growth Fund	The Fund seeks capital gains.

Each Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees (the “Board” or the “Trustees”) upon written notice to shareholders.

Principal Investment Strategies

Kensington Managed Income Fund

The Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in mutual funds that invest in income-producing securities. The Fund defines income-producing securities as interest-paying: bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness. The Fund invests without restriction as to issuer credit quality, country (including emerging markets), capitalization, or security maturity or currency. Typically, the Fund invests the majority of its assets in high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s or lower than BBB- by S&P, or, if unrated, determined by the Sub-Adviser to be of similar credit quality. High-yield securities are also known as “junk bonds.” The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization.

The Sub-Adviser does not select individual securities as a principal strategy, but rather employs a fund-of-funds approach that achieves exposure to income-producing securities through mutual funds. The Sub-Adviser selects mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. Mutual funds may employ leverage. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The Sub-Adviser’s strategy is principally driven by a proprietary “Managed Income Model” that evaluates the changes of the following daily inputs:

•	NAVs of U.S. High-Yield Bond Funds
•	Prices of Long-Term US Treasury Bonds
•	Level of the NASDAQ Composite Index
•	Level of the Value Line Geometric Composite Index
•	The Daily Number of NYSE Companies with Advancing versus Declining Stock Prices

The Managed Income Model is based, in part, on the Sub-Adviser’s recognition that investor psychology plays a major role in shaping the character of security market prices. The Sub-Adviser also believes that investor psychology plays a major role in determining how security prices change over time. Additionally, the Managed Income Model emphasizes the need to avoid reliance on standard and popular indicators of technical analysis, such as simple moving averages. The Sub-Adviser believes this produces an expected advantage over the universe of investors relying upon purely technically driven investment methods. The Managed Income Model also seeks to isolate market price events that repeat with sufficient frequency to warrant actionable responses but are typically not obvious to the larger universe of investors.

Outputs from the Managed Income Model are evaluated at the end of each trading day and generate a buy or sell signal that identifies the overall directional bias of the Fund’s portfolio. The Managed Income Model generates objective buy/sell signals that dictate a fully invested position in a diversified portfolio of high-yield security mutual funds during favorable market conditions. When market conditions begin to deteriorate, the model will switch to a defensive posture, signaling that assets should be shifted out of high-yield security mutual funds into short-term money market instruments or government securities. Using the Managed Income Model signals, the Sub-Adviser will tactically shift the Fund’s mutual funds holdings and asset allocations accordingly. Generally, in simplest terms, when the Sub-Adviser believes high-yield market conditions are favorable, the Fund invests in longer maturity and lower quality high-yield securities through mutual funds. When the Sub-Adviser believes high-yield market conditions are less favorable, the Fund invests in shorter maturity and better quality high-yield security mutual funds and money market instruments or government securities. The Sub-Adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in portfolio turnover in excess of 100%.

8

Non-Principal Investment Strategies

Kensington Managed Income Fund

Consistent with the strategy described under principal investment strategies, the Fund may also invest in exchange-traded funds (“ETFs”), total return swaps on high-yield mutual funds and high-yield ETFs, and credit default swaps on individual securities or an index or basket of securities. ETFs may employ leverage. The Sub-Adviser selects swap counterparties it believes to be credit worthy.

A swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”), receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Total return swaps (“TRS”) are similar. In a total return swap, the underlying asset, referred to as the reference asset, is often a fund or bond index. Total return swaps allow the party receiving the total return to gain exposure and benefit from a reference asset without actually having to own it. For example, the Fund may seek exposure to the BofA Merrill Lynch High Yield Master II Bond Index. It can do so by agreeing to exchange cash flows with an investment bank or other party based on the movement of this index.

Each Fund may also use a market-standard high-yield reference portfolio of credit default swaps commonly referred to as the CDX high-yield index (more formally “credit default swap high-yield index”). The CDX high-yield index is composed of 5-year credit default swaps on 100 relatively liquid high-yield fixed income securities issued by BB and B rated North American corporate entities. The index is selected and maintained by Markit Group Limited (“Markit Group”) using specific debt instrument swap recommendations and current market-based default swap rates provided by major high-yield market participants such as commercial banks and broker-dealers. Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the reference securities in the CDX index. The CDX index and its average credit default swap rate may be used by the Fund and its counterparties to set the terms of each

CDX-referenced credit default swap. Markit Group also provides credit default loss information and required credit event payments by conducting a current price survey among brokers and dealers on index securities which have suffered a credit event. This loss information is used to calculate default-related payments due from a credit protection seller to the protection buyer. A new index is created every six months to update the index for the purpose of replacing swaps on defaulted issuers and including swap on new issuers, which are representative of the then-current high-yield market. The Fund expects that it may maintain original credit default swaps or enter into new transactions which terminate the old swap and replace it with one using the newly updated index. The Fund may use swaps linked to the CDX high-yield index to capture returns of the high-yield segment generally.

Principal Investment Strategies

Kensington Growth Fund

The Adviser delegates execution of the Fund’s investment strategy to Kensington Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic equity-index exchange traded funds (“ETFs”), domestic equity-index mutual funds, and U.S. Treasury debt. The Fund invests without restriction as to equity issuer capitalization. The Fund invests in U.S. Treasury debt of any maturity. The Fund invests in equity securities indirectly through ETFs and mutual funds. The Sub-Adviser selects ETFs and mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The Sub-Adviser’s strategy is principally driven by a proprietary “Dynamic Growth Model” that is designed to tactically alternate between a “risk-on” state in response to advancing equity markets and a “risk-off” state during times of market weakness. When switching risk states, the Fund’s entire portfolio is reallocated. The strategy relies upon a proprietary quantitative decision model that generates signals to purchase equity index ETFs and/or mutual funds when in bullish risk-on mode, and U.S. Treasury securities when in bearish risk-off mode. The Sub-Adviser selects holdings for the Fund’s portfolio when in risk-on mode with the aim of diversifying across equity indices. The model is calculated on the last trading day of each week, using only the weekly high, low, close, and open prices of the Nasdaq Composite Index.

The model is built upon a core of trend-following logic that generates signals on a weekly basis. To avoid generating false signals directing a change to-or-from a risk-on or risk-off state, the model also employs noise-filtering. This noise-filtering enhancement is intended to dampen the distorting impact of short-term price aberrations that are characteristic of today’s volatile markets. This noise filter operates by causing the model to disregard relatively large short-term changes in inputs that are not indicative of a longer-term trend. There is also an element of “counter-trend” logic that supplements the trend-following core logic by accelerating entry and exit signals, thereby sometimes responding to changes in trend quicker than would be the case otherwise.

9

The Sub-Adviser engages in frequent trading to achieve the Fund’s investment objective, which will result in turnover in excess of 100%.

The Sub-Adviser does not select individual securities as a principal strategy, but rather employs a fund-of-funds approach that achieves exposure to equity securities through ETFs and mutual funds. The Sub-Adviser selects ETFs and mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy.

Principal Investment Risks

There is no assurance that each Fund will achieve its investment objective. Each h Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. Risks could adversely affect the NAV, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the “Fund Summary” section of this Prospectus. The table below provides additional information regarding the risks of investing in the Funds. The following risks apply to the Funds through its direct investments as well as indirectly through investments in mutual funds. Following the table, each risk is explained.

Principal Investment Risk	Kensington Managed Income Fund	Kensington Dynamic Growth Fund
Management Risk	X	X
Bond Risk	X
Equity Risk		X
Emerging Market Risk	X
ETF Risk		X
Foreign Investment Risk	X
Interest Rate Risk		X
Junk Bond Risk	X
Limited History of Operations Risk		X
Loan Risk	X
Market Risk	X	X
Mutual Fund Risk	X	X
Non-Diversified Risk	X	X
Small and Mid-Capitalization Companies Risk	X	X
Turnover Risk	X	X

•	Management Risk: The Sub-Adviser’s reliance on its Managed Income Model, or its Dynamic Growth Model, judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or instrument in which each Fund invests may prove to be inaccurate and may not produce the desired results.
•	Bond Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment possibly causing the Kensington Managed Income Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Bonds may become illiquid.
•	Equity Risk: The NAV of the Kensington Dynamic Growth Fund will fluctuate based on changes in the value of the securities (common and preferred stocks) in which the Fund invests. The Fund’s investments in equity securities are more volatile and carry more risk than some other forms of investments. The price of equity securities may rise or fall because of economic or political changes. Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. Preferred stocks are subject not only to risks generally applicable to equity securities, but also certain risks associated with debt securities, such as rising interest rate risk. Preferred stock generally pays dividends only after the company makes required payments to creditors, counterparties, and holders of its debt securities. The value of preferred stock may react more strongly than debt to actual or perceived changes in the company’s financial condition. Preferred stock may be less liquid than common stock, and generally has limited or no voting rights. Preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock.
10

•	Emerging Market Risk: The Kensington Managed Income Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.
•	ETF Risk: ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Additional risks of investing in ETFs are described below:
o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying holdings. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV.
o	Strategy Risk: Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk.
o	Tracking Risk: ETFs in which the Fund invests will not be able to replicate exactly the performance of any indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. In addition, the index-tracking ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the security’s ability to track an index.
•	Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Kensington Income Fund can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. These risks are more pronounced in emerging market countries.
•	Interest Rate Risk: When the Kensington Income Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities are considered speculative. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease, and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid, or subject to lengthy legal proceedings that will delay the resolution of their value, if any.
11

•	Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, (“the “1940 Act”) and the Internal Revenue Code that do not apply to ‘management of other types of accounts. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
•	Loans Risk: Investments in bank loans, loan participations, syndicated loan assignments also known as loans or corporate loans, of which senior loans are a type, may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The risks associated with these loans can be similar to the risks of other below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral, if any, used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, transactions in loans may have uncertain settlement time periods. Investments in bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws.
•	Market Risk: Securities markets can be volatile. In other words, prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The NAV of the Fund will fluctuate based on changes in the value of the high-yield securities in which the Fund invests. The Fund invests, directly or indirectly, in high-yield securities, which may be more volatile and carry more risk than some other forms of investment. Market prices of high-yield securities in broad market segments may be adversely affected by price trends in interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer. Market prices of securities in broad equity and U.S. Treasury market segments may be adversely affected by price trends in interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer. Overall securities market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, expected default rates, and political events may adversely affect the securities markets.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

•	Mutual Fund Risk: Investments in mutual funds are subject to investment advisory or management and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Additional risks of investing in mutual funds are described below:
o	Credit Risk: Mutual funds are subject to declining credit quality and default to the extent they hold debt securities or derivatives of issuers subject to credit risk.
o	Leverage Risk: Mutual funds may employ leverage, which magnifies the changes in the value of the underlying assets they hold or index upon which they are based. For example, if a mutual fund’s current benchmark is 200% of the price of an index and the mutual fund meets its objective, the daily value of the mutual fund will tend to increase or decrease twice the daily value of the change in the price of the index. (e.g., if the index goes up 10% in a day then the leveraged mutual fund’s value should go up 20%; conversely, if the index goes down 10% that day then the leveraged mutual fund’s value should go down 20%).
o	Strategy Risk: Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk. The manager of a mutual fund may not be successful in implementing its strategy.
12

o	Tracking Risk: Mutual funds in which the Fund invests will not be able to replicate exactly the performance of any indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. In addition, the index-tracking mutual funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the security’s ability to track an index.
•	Non-Diversification Risk: As non-diversified funds, teach Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Managed Income Fund also invests in mutual funds that are non-diversified. The Dynamic Growth also invests in ETFs and mutual funds that are non-diversified. Because a relatively high percentage of the assets of each Fund may be invested in the securities of a limited number of issuers, the value of shares of each Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of each Fund.
•	Small and Mid-Capitalization Companies Risk: Investing in the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $7 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce a Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. The Funds’ turnover rate is expected to be above 100% annually.

Non-Principal Investment Risk

Kensington Income Fund

•	Derivatives Risk: The Fund may use swaps to enhance returns. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	ETF Risk: ETFs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Additional risks of investing in ETFs are described below:
o	Credit Risk: ETFs are subject to declining credit quality and default to the extent they hold debt securities or derivatives of issuers subject to credit risk.
o	Leverage Risk: ETFs may employ leverage, which magnifies the changes in the value of the underlying assets they hold or index upon which they are based. For example, if an ETF’s current benchmark is 200% of the price of an index and the ETF meets its objective, the daily value of the ETF will tend to increase or decrease twice the daily value of the change in the price of the index. (e.g., if the index goes up 10% in a day then the leveraged ETF’s value should go up 20%; conversely, if the index goes down 10% that day then the leveraged ETF’s value should go down 20%).
o	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying holdings. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV.
13

o	Strategy Risk: Each ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk.
o	Tracking Risk: ETFs in which the Fund invests will not be able to replicate exactly the performance of any indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. In addition, the index-tracking ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the security’s ability to track an index.

Liquidity Program: Each Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “HOW TO REDEEM SHARES” below. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation or fees described in “FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES” below. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment adviser may also benefit.

Temporary Investments: To respond to adverse market, economic, political, or other conditions, the Funds may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Funds may be invested in these instruments for extended periods, depending on the Sub-Adviser’s assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory and operational fees.

The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Fund Holdings Disclosure: A description of the Fund’s policies regarding the release of Fund holdings information is available in the Fund’s Statement of Additional Information (“SAI”). Shareholders may request Fund holdings schedules at no charge by calling toll-free 1-855-375-3060.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shutdown, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate NAV; impediments to trading; the inability of a Fund, the Adviser, the Sub-Adviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

14

MANAGEMENT

Investment Adviser: Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio, directly or through the sub-adviser. The Adviser is responsible for assuring each Fund’s investments are selected according to the respective Fund’s investment objective, policies, and restrictions. The Adviser was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2020, the adviser had approximately $1.9 billion in assets under management. Pursuant to an investment advisory agreement between each Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the average daily net assets with respect to each Fund.

With respect to Kensington Managed Income Fund, during the fiscal year ended December 31, 2020, the Adviser received its full fee and recouped an amount equal to 0.02% of average net assets. With respect to Kensington Dynamic Growth Fund, during the fiscal period ended December 31, 2020, the Advisor earned net fees of 1.17% A discussion regarding the basis for Trustee’s approval of the advisory agreement with respect to Kensington Management Income Fund is available in the Fund’s shareholder report for the period ended December 31, 2019. The discussion regarding the basis for the Trustee’s approval of the amended advisory agreement with respect to Kensington Growth Fund is available in the Funds’ shareholder report for the period ended December 31, 2020.

Pursuant to an operating expenses limitation agreements, the Adviser and Sub-Adviser have agreed to limit “Operating Expenses” with respect to each Fund, which is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the investment advisory agreement, and other expenses described in the investment advisory agreement, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. With respect to the Kensington Managed Income Fund, Operating Expenses are limited to 1.45% for Institutional Class shares through April 30, 2022, and 2.05% for Class A shares through January 14, 2022. With respect to the Kensington Dynamic Growth Fund, Operating Expenses are limited to 2.04%, 2.64%, and 1.64%, respectively for Class A, Class C, and Institutional Class shares through October 19, 2021. The Adviser and Sub-Adviser each retains its right to receive reimbursement of any excess expense payments paid by it pursuant to the operating expenses limitation agreement in future years on a rolling three-year basis from the date such fee is waived or reimbursed, if such reimbursement can be achieved within the operating expense limitation listed above and within any then-current operating expense limitation.

Investment Sub-Adviser: Kensington Asset Management LLC (previously known as Kensington Analytics LLC), 3811 Bee Caves Road, Suite 210, Austin, Texas 78746, serves as investment sub-adviser to the Funds. Subject to the authority and oversight of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio. The Sub-Adviser is recently formed, and its principal owner has over twenty years of experience providing investment advisory services to individuals, corporations, charities, and pensions. As of December 31, 2020, the Sub-Adviser had $433.8 million under management. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive from the Adviser (not the Fund), on a monthly basis, an annual advisory fee equal to 1.00% of each Fund’s average daily net assets up to $50,000,000; 1.05% of the Fund’s average daily net assets over $50,000,000 up to $150,000,000; 1.10% of the Fund’s average daily net assets over $150,000,000 up to $500,000,000; and further breakpoints at higher asset levels. During the fiscal period ended December 31, 2020, the Sub-Adviser earned a fee equal to 1.05% of average net assets with respect to the Kensington Managed Income Fund. With respect to the Kensington Dynamic Growth Fund, the Sub-Adviser waived fees of 0.27%, 0.40% and 0.27% of average net assets of for the Class A Shares, Institutional Class Shares and the Class C Shares, respectively; and earned net fees of 0.65%. The dollar amounts in this fee schedule are measured in the aggregate for all the funds registered with the Trust and that are sub-advised by the Sub-Adviser.

The discussions regarding the Board’s basis for approving the sub-advisory agreements with respect to the Kensington Managed Income Fund, and Kensington Dynamic Growth Fund, respectively are available in the Funds shareholder report for the period ended December 31, 2020.

Portfolio Manager: Bruce P. DeLaurentis, Chief Executive Officer of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2019. Mr. DeLaurentis serves as Chief Executive Officer of the Sub-Adviser, a position held since June 2020. Mr. DeLaurentis is also Portfolio Manager of the Adviser, a position held since March 2019. Mr. DeLaurentis was also an investment adviser representative of AtCap Partners, LLC, an investment adviser, and affiliate of the Adviser. He has served in this role from March 2016 to March 2020. He was also a portfolio manager for Redwood Investment Management from November 2012 to December 2015. Additionally, since 1984 to the present he serves as the Principal and Founder of Kensington Analytics LLC (an entity unrelated to the Sub-Adviser), an investment analysis firm. Prior to beginning his career in financial services, Mr. DeLaurentis was a chief warrant officer in the U.S. Army and served as a helicopter pilot. Following a tour in Vietnam in 1967-1968, he served as an instructor pilot.

The Funds’ SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed and ownership of shares of the Funds.

15

HOW SHARES ARE PRICED

Shares of the Funds are sold at NAV plus any applicable sales load. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV considers, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, (iii) Adviser, and (iv) Sub-Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Funds value foreign securities are held at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

16

HOW TO PURCHASE SHARES

This Prospectus describes Class A shares, Institutional Class shares and Class C shares offered by the Funds.

Each class of shares in the Funds represents interest in the same portfolio of investments within the respective Fund. There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time. The Funds reserve the right to waive sales charges, as described below. The Funds and the Adviser may each waive investment minimums at their individual discretion. Not all share classes of a respective Fund may be available for purchase in all states. For information on ongoing distribution fees, see the section entitled Distribution Fees.

Distribution Fees. This Prospectus describes the classes of shares offered by the Funds: Class A shares, Institutional Class shares and Class C shares. The Funds offer these classes of shares so that you can choose the class that best suits your investment needs and to provide access to the respective Fund through various intermediaries. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are loads and ongoing fees.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Funds to purchase, you should consider your investment goals and your access to the Funds through various intermediaries. To help you decide as to which class of shares to buy, please refer to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares: Class A shares of each Fund are offered at the public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The Funds reserves the right to waive any load as described below. The following sales charges apply to your purchases of Class A shares of each Fund.

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	4.75%	4.99%	4.00%
$50,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Ceros Financial Services, Inc. (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the same Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Funds held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•	Shares held directly in the Funds’ account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

17

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $50,000, during a 13-month period. You may combine purchases of Class A shares of other funds in Advisors Preferred Trust that are sub-advised by the Sub-Adviser for purposes of meeting specified dollar amounts. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the same Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the respective Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

The redemption and repurchase of a Fund shares may still result in a tax liability for federal income tax purposes.

Sales Charge Waivers

The sales charge on purchases of Class A shares of the Funds is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and purchases referred through the adviser.
•	Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called a “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares – Class C Shares of the Funds are offered at NAV and have a contingent deferred sales charge (“CDSC”).

Contingent Deferred Sales Charge: The distributor may advance to, or reimburse, a Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% CDSC payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day

18

of the next month and each following month. The Funds uses a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. To keep your CDSC as low as possible, each time you place a request to sell shares of a Fund, the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. The distributor may waive imposition of the CDSC at its discretion.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares for each Fund is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100

The Funds and the Adviser may each waive investment minimums at their individual discretion. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Kensington Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Overnight/Express Mail Kensington Funds c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds using electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $1,000 on specified days of each month into your established Fund account. Please contact the Fund toll-free at 1-855-375-3060 for more information about the Fund’s Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Fund toll-free at 1-855-375-3060 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the relevant Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Funds purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

19

Note: Gemini Fund Services, LLC, the Funds; transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

For shareholder account funds and/or transfers into a Fund, the Fund may accept securities in lieu of cash at the discretion of the adviser. There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the adviser may refuse to accept securities into a Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into a Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed: All shares will be purchased at the NAV per share (plus any applicable sales charge) next determined after the relevant Fund receives your application or request in good order. All requests received in good order by the Fund before the close of regular trading on the NYSE (normally 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business will be processed on that same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	The name of the Fund and Class of shares
•	The dollar amount of shares to be purchased
•	A completed purchase application or investment stub
•	Check payable to the relevant Kensington Fund

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds’ toll-free at 1-855-375-3060 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Kensington Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Overnight/Express Mail Kensington Funds c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call toll-free 1-855-375-3060. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

20

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account. Please contact the Funds toll-free at 1-855-375-3060 for more information about the Funds Automatic Withdrawal Plan.

Redemptions in Kind: Each The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Funds’ assets. The Funds may also use redemption in kind for certain Fund shares held by ReFlow. The individual securities will be chosen by the Funds and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares including ReFlow, and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. All the redemption payment methods will be used in regular and stressed market conditions.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You request a redemption to be made payable to a person not on record with the Fund;
•	You request that a redemption be mailed to an address other than that on record with the Fund;
•	The proceeds of a requested redemption exceed $50,000;
•	Any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	Your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a relevant Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the levels above due to a decline in NAV.

21

HOW TO EXCHANGE SHARES

You may exchange shares of a particular class of a Fund only for shares of the same class of the Fund or for another Kensington Fund. For example, you can exchange Class A shares of the Kensington Managed Income Fund for Class A shares of the Kensington Dynamic Growth Fund. Shares of the fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. If you establish a new account by exchange, the exchanged shares must have a minimum value as described above under “Purchase and Sale of Fund Shares.” Subsequent exchanges must have a minimum value as described above under “Purchase and Sale of Fund Shares.” The funds will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. For tax purposes, exchanges of shares involve a sale of shares of the fund you own and a purchase of the shares of the other Kensington fund, which may result in a capital gain or loss. You will not be charged the upfront sales charge on exchanges of Class A shares or the CDSC on exchanges of Class C shares.

In order to exchange shares of the funds on a day, that fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received.

Exchanges by Writing: You may exchange shares by submitting a written request to:

Regular Kensington Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Overnight/Express Mail Kensington Funds c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Written requests for exchange must provide the following:

•	current fund’s name;
•	account names and numbers;
•	name of the fund and share class you wish to exchange your shares into;
•	the amount you wish to exchange;
•	specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and
•	signatures of all registered owners.

Exchanges by Telephone: You may exchange shares by telephone by calling toll-free at 1-855-375-3060, between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the funds are open, if you have not canceled your telephone privilege. The funds will process telephone requests made after 4:00 p.m. Eastern Time at the close of business on the next business day. You should notify the funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that the funds will only accept exchanges if your ownership registrations in both accounts are identical.

Exchanges through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to exchange shares of the Fund. The servicing agent may charge a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing that it considers abusive. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change or in response to perceived market conditions. The Funds currently use several methods to reduce the risk of abusive market timing. These methods include:

•	Committing staff to review, on a continuous basis, recent trading activity in order to identify trading activity that may be contrary to a Fund’s “Market Timing Trading Policy;” and
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.
22

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of a Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges out of the Fund.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in abusive market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect abusive market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants. The ReFlow liquidity program is not subject to the market timing limits described above.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). When you redeem or exchange your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold or exchanged. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all their net investment income quarterly and net capital gains annually. Both distributions will be reinvested in shares of the relevant Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions or exchanges may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell or exchange them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption, or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. A Fund required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

23

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc. (“Ceros”), 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the distributor for the shares of the Funds. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Ceros and the Adviser are affiliates because they are under common control. Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (a “Plan”) under the 1940 Act with respect to the sale and distribution of Class A shares and Class C shares of the Funds. Pursuant to the Plan, the Funds pays the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the relevant Fund’s average daily net assets attributable to the Class A shares; and 1.00% of relevant Fund’s average daily net assets attributable to Class C shares. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2341 of the FINRA Conduct Rules. A service fee includes payment made for personal service and/or the maintenance of shareholder accounts. Because 12b-1 fees are paid out of the relevant Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries: Ceros, the Adviser, the Sub-Adviser, and each of their affiliates may each, at their own expense and out of their own assets including their legitimate profits from the relevant Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the relevant Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to relevant Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll-free at 1-855-375-3060 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

24

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the relevant Fund’s financial performance for the period of the Fund’s operations. The tables below reflect information for the Fund’s Class A shares, Institutional Class Shares and for Class C Shares for each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the Funds has been derived from the financial statements audited by the Fund’s prior Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2020. annual report, which is available upon request and is incorporated by reference in the SAI. BBD, LLP has been selected and approved by the Board as the Funds’ Independent Registered Public Accounting firm for the fiscal year ending December 31, 2021.

The tables below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

Kensington Managed Income Fund
	Class A
	For the Year	For the Period *
	Ended	Ended
	December 31, 2020	December 31, 2019
Net Asset Value, Beginning of Year/Period	$10.20	$10.00
From Operations:
Net investment income (a)	0.31	0.15
Net gain from investments (realized and unrealized)	0.49	0.15
Total from operations	0.80	0.30

Distributions to shareholders from:
Net investment income	(0.19)	(0.10)
Net realized gains	(0.02)	—
Return of capital	(0.01)	—
Total distributions	(0.22)	(0.10)
Net Asset Value, End of Year/Period	$10.78	$10.20

Total Return (b)	7.87%	3.01	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$38,110	$4,867
Ratio of expenses to average net assets,
before reimbursement/recapture	1.77%	2.42	% (d)
net of reimbursement/recapture	1.79%	2.39	% (d)
Ratio of net investment income to average net assets	2.93%	2.44	% (d)
Portfolio turnover rate	233%	61	% (c)

 _____________________________________

*	For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.
(c)	Not annualized.
(d)	Annualized.

25

FINANCIAL HIGHLIGHTS (Continued)

Kensington Managed Income Fund
	Institutional Class
	For the Year	For the Period *
	Ended	Ended
	December 31, 2020	December 31, 2019
Net Asset Value, Beginning of Year/Period	$10.21	$10.00
From Operations:
Net investment income (a)	0.32	0.17
Net gain from investments (realized and unrealized)	0.51	0.15
Total from operations	0.83	0.32

Distributions to shareholders from:
Net investment income	(0.21)	(0.11)
Net realized gains	(0.02)	—
Return of capital	(0.01)	—
Total distributions	(0.24)	(0.11)
Net Asset Value, End of Year/Period	$10.80	$10.21

Total Return (b)	8.13%	3.20	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$296,660	$54,723
Ratio of expenses to average net assets,
before reimbursement/recapture	1.59%	2.20	% (d)
net of reimbursement/recapture	1.61%	1.99	% (d)
Ratio of net investment income to average net assets	3.06%	2.83	% (d)
Portfolio turnover rate	233%	61	% (c)

  _____________________________________

*	For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.
(c)	Not annualized.
(d)	Annualized.
26

FINANCIAL HIGHLIGHTS (Continued)

Kensington Managed Income Fund
	Class C
	For the Year	For the Period *
	Ended	Ended
	December 31, 2020	December 31, 2019
Net Asset Value, Beginning of Year/Period	$10.19	$10.17
From Operations:
Net investment income (a)	0.22	0.06
Net gain from investments (realized and unrealized)	0.49	0.05
Total from operations	0.71	0.11

Distributions to shareholders from:
Net investment income	(0.13)	(0.09)
Net realized gains	(0.02)	—
Return of capital	(0.01)	—
Total distributions	(0.16)	(0.09)
Net Asset Value, End of Year/Period	$10.74	$10.19

Total Return (b)	6.95%	1.09	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$11,749	$2,156
Ratio of expenses to average net assets,
before reimbursement/recapture	2.55%	3.03	% (d)
net of reimbursement/recapture	2.57%	2.99	% (d)
Ratio of net investment income to average net assets	2.07%	2.22	% (d)
Portfolio turnover rate	233%	61	% (c)

_____________________________

*	For the period August 27, 2019 (commencement of operations) through December 31, 2019.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.
(c)	Not annualized.
(d)	Annualized.

27

FINANCIAL HIGHLIGHTS (Continued)

Kensington Dynamic Growth Fund
	Class A	Institutional Class	Class C
	For the Period *	For the Period *	For the Period *
	Ended	Ended	Ended
	December 31, 2020	December 31, 2020	December 31, 2020
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00
From Operations:
Net investment income (a)	0.05	0.04	0.05
Net gain from investments (realized and unrealized)	0.08	0.11	0.09
Total from operations	0.13	0.15	0.14

Distributions to shareholders from:
Net investment income	(0.03)	(0.04)	(0.03)
Total distributions	(0.03)	(0.04)	(0.03)
Net Asset Value, End of Period	$10.10	$10.11	$10.11

Total Return (b) (c)	1.35%	1.47%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,588	$58,914	$2,086
Ratio of expenses to average net assets,
before reimbursement (d)	2.36%	2.12%	2.96%
net of reimbursement (d)	2.04%	1.64%	2.64%
Ratio of net investment income to average net assets (d)	2.71%	2.20%	2.50%
Portfolio turnover rate (c)	277%	277%	277%

_____________________________

*	For the period October 23, 2020 (commencement of operations) through December 31, 2020.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the advisor and subadvisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.
(c)	Not annualized.
(d)	Annualized.
28

PRIVACY NOTICE

Rev. May 2014
FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
  Social Security number Purchase History Assets Account Balances Retirement Assets
  Account Transactions Transaction History Wire Transfer Instructions Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

29

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

  Open an account
  Provide account information
  Give us your contact information
  Make deposits or withdrawals from your account
  Make a wire transfer
  Tell us where to send the money
  Tells us who receives the money
  Show your government-issued ID
  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  Sharing for affiliates’ everyday business purposes – information about your creditworthiness
  Affiliates from using your information to market to you
  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Advisors Preferred Trust doesn’t jointly market.

30

Adviser	Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd., Suite 530 Rockville, MD 20850
Sub-Adviser	Kensington Asset Management LLC 3811 Bee Caves Road, Suite 210 Austin, TX 78746	Independent Registered Public Accounting Firm	BBD LLP 1835 Market Street, 3rd floor Philadelphia, PA 19103
Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Legal Counsel	Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202

Additional information about the Funds is included in the Fund’s SAI dated May 1, 2021 and is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds Annual and Semi-Annual Reports to Shareholders. In a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about a Fund, or to make shareholder inquiries about the Fund, please call toll-free 1-855-375-3060 or visit www.advisorspreferred.com. You may also write to:

Regular Mail Kensington Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Kensington Funds c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756

Kensington Managed Income Fund

Class A Shares KAMAX

Class C Shares KAMCX

Institutional Class Shares KAMIX

Kensington Dynamic Growth Fund

Class A Shares (KAGAX)

Class C Shares (KAGCX)

Institutional Class Shares (KAGIX)

EACH A SERIES OF ADVISORS PREFERRED TRUST

Statement Of Additional Information

May 1, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Kensington Managed Income Fund and Kensington Dynamic Growth Fund (the “Funds”) dated
May 1, 2021 for the Class A, Institutional Class Shares and Class C shares. The Fund’s Prospectus dated May 1, 2021 (and the Funds’ prospectus as supplemented from time to time) is incorporated herein by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling 1-855-375-3060. You may also obtain a prospectus by visiting www.advisorspreferred.com.

TABLE OF CONTENTS

Description Of The Trust And Funds	1
Additional Information About The Fund’s Investments And Risks	1
Management Of The Fund	23
Code Of Ethics	26
Control Persons And Principal Holders Of Securities	27
Investment Advisory And Other Services	28
Investment Adviser	28
Investment Sub-Adviser	30
Distributor	31
Custodians	32
Fund Services	33
Independent Registered Public Accounting Firm	34
Legal Counsel	34
Brokerage Allocation And Other Practices	34
Disclosure Of Portfolio Holdings	35
Anti-Money Laundering Program	36
Purchase, Redemption And Pricing Of Shares	36
Frequent Purchase And Redemption Of Fund Shares	39
Redemption In-Kind	40
Tax Status	40
Proxy Voting Policies And Procedures	44
Financial Statements	44
Adviser's Proxy Voting Policies and Procedures	A-1

DESCRIPTION OF THE TRUST AND FUNDS

The Funds are non-diversified series of Advisors Preferred Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated August 15, 2012 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is Advisors Preferred LLC (the “Adviser”) and the sub-adviser to the Fund is Kensington Asset Management LLC (previously known as Kensington Analytics LLC) (the “Sub-Adviser”). The Adviser has delegated execution of the Funds’ investment strategy to the Sub-Adviser.

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder. The Funds may issue an unlimited number of shares of beneficial interest in one or more share classes. The Funds offer three classes of shares: Class A Shares, Institutional Class Shares, and Class C shares. Generally, all shares of the Funds have equal rights and privileges, except for class-specific features, rights and expenses. Each share of the relevant Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the relevant Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “How to Purchase Shares” and “How Shares are Priced” in the Prospectus and “Pricing of Shares” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques the Funds may use, as described in the Principal Investment Risks summary in the Prospectus. Additional non-principal strategies and risks also are discussed here.

Asset-Backed Securities and Collateralized Debt Obligations

The Funds may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies
(but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Funds may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading, for example, on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser and/or Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

1

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value (“NAV”) per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Funds may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) to leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Funds consider corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser and/or Sub-Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. A Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser and/or Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to a Fund. A Fund’s investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount (“OID”) instruments. The following risks are created by investing in OID instruments.

a)	The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in the Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser and/or Sub-Adviser , who in the case of payment-in-kind (“PIK”) loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to a Fund if any of these loans are uncollectible.
b)	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

2

c)	OID instruments generally represent a significantly higher credit risk than coupon loans.
d)	OID income received by a Fund may create uncertainty about the source of the Fund’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940 (the “1940 Act”) does not require that shareholders be given notice of this fact by reporting it as a return of capital.
e)	In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small,
(vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

3

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser and/or Sub-Adviser. As a result, the return and NAV of a Fund will fluctuate. Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS,SM Nasdaq-100 Index Tracking Stock (“QQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, a Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”). SPDRs trade on the NYSE Arca under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the NYSE Arca under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca under the symbol QQQ. The iShares are managed by BlackRock (“BlackRock”). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclay’s Capital U.S. Aggregate Index and the Barclay’s Capital 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index. BlackRock offers six iShares fixed income ETFs that track a particular Barclay’s Capital bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see “Investments in Other Investment Companies” below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund’s manager believes it is in the relevant fund’s interest to do so. A fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

4

Foreign Securities

Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, commodity, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities as well as commodities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. A Fund may invest in futures traded on a foreign exchange, which may be subject to fewer regulations and investors protections.

The Funds may at times engage in futures transactions for hedging purposes or to enhance returns. This means that a purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security or other reference asset; or to seek outright returns. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

5

Risk of Loss. Although a Fund may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s and/or Sub-Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes and to seek returns.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments or reference asset, such as a commodity. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments or reference asset, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments or reference asset and the time remaining until expiration of the contract. Those factors may affect securities or commodity prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities or commodities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of A Fund’s investment limitations. I f the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

6

SEC Segregation Requirements. In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements.

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Cover for Futures Contracts. Transactions involving futures contracts expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily. A Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

Forward Contracts

A Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.

Foreign Currency Transactions

A Fund may enter into foreign currency futures contracts and forward currency contracts to hedge or seek returns. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. Any Fund entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although a Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

7

Options on Foreign Currencies

A Fund may invest in call and put options on domestic and foreign securities and foreign currencies. A Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar
(or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. A Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. A Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Swap Agreements

A Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser and/or Sub-Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

8

A Fund may enter into a swap agreement in circumstances where the Adviser and/or Sub-Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

The Adviser, with respect to the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund, Adviser, nor the Sub-Adviser is subject to registration or regulation as a commodity pool operator.

High Yield Securities

A Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

Risks Factors for Yield Securities:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

9

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds commonly sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Illiquid and Restricted Securities

The Funds may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., including Section 3(c)(1) and (7) funds because they have not been registered under the 1933 Act, and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

10

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser and/or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser and/or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser and/or Sub-Adviser will also determine that the paper (a) is not traded flat or in default as to principal and interest, and (b) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser and/or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser and/or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

A Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

A Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Generally, under Section 12(d) (1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d) (1) (F) of the 1940 Act allows a Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes

11

a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser and/or Sub-Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

While a Fund is subject to the 3% Limitation with respect to ETFs and other mutual funds as described above, an ETF or other mutual fund may have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund’s purchase of that fund’s shares, provided the fund and the Fund take appropriate steps to comply with any conditions in such an SEC exemptive order.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. A Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which a Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations. (“CMOs” are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

12

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide a Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs
(PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

13

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member-banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

14

Municipal Securities

A Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, a Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

A Fund may utilize call and put options, on securities and/or futures, to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of a Fund to successfully utilize options will depend on the Adviser’s and/or Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.
A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller if such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

15

A Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the relevant Fund’s objective. A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the relevant Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser and/or Sub-Adviser may incorrectly analyze the security, resulting in a loss to the relevant Fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Publicly Traded Partnerships

A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Income Trusts

A Fund may invest in income trusts which are investment trusts that hold assets that are income producing.
The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

16

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Real Estate Investment Trusts (“REITs”)

A Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the relevant Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading;
•	more abrupt or erratic price movements than larger company securities; and
•	in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

A Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser and/or Sub-Adviser to be creditworthy. The Adviser and/or Sub-Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. A Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

17

Reverse Repurchase Transactions

A Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. A Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser and/or Sub-Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the 1940 Act. At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place, in a segregated account, assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser and/or Sub-Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser and/or Sub-Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser’s and/or Sub--Adviser’s anticipated price within the life of the right.

Short Sales

A Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur fees and other transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

18

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser and/or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

A Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

A Fund’s investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser and/or Sub-Adviser might miscalculate their value, resulting in a loss to a Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s and/or Sub-Adviser’s anticipated price within the life of the warrant.

19

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.
In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Adviser and/or Sub-Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Portfolio Turnover

A Fund may sell a portfolio investment soon after its acquisition if the Adviser and/or Sub-Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. A Fund ‘s investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes. A Fund’s portfolio turnover rate may vary and may exceed 100% on an annual basis. The Funds’ portfolio turnover for the fiscal years/periods ended December 31 follow:

Name of Fund	2020	2019
Kensington Managed Income Fund(1)	233%	61%
Kensington Dynamic Growth Fund(2)	277%	N/A
(1)	Fund Commenced Operations on May 28, 2019, Trading commenced on May 31, 2019.
(2)	Fund Commenced Operations on October 23, 2020.

The increase in turnover in the Kensington Managed Income Fund was due to a shift in the risk profile.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”) (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

20

1.       Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to be similar to the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.       Commodities. Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts on commodities, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Funds will not make loans to others, except that a Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary regarding borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

21

3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

Other Investment Limitations. Pursuant to Rule 22e-4 of the Act, the Funds will not invest 15% or more of their net assets in illiquid securities such as those for which there are legal or contractual restrictions on resale and other illiquid securities. However, if more than 15% of a Fund’s net assets are illiquid, the Adviser and/or Sub-Adviser will reduce illiquid assets such that they do not represent more than 15% of the relevant Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is one of 23 series in the “Fund Complex.” The Board will generally meet at least four times a year to review the progress and status of the funds in the Trust.

Board Leadership Structure

The Trust is led by Catherine Ayers-Rigsby, who has served as the Chairperson of the Board and President since November 2012. Ms. Ayers-Rigsby is an interested person of the Trust under the 1940 Act by virtue of her status as an interested person (officer) of the Trust’s investment adviser and its principal underwriter. The Board of Trustees is comprised of two interested person Trustees (“Interested Trustees”) and three independent Trustees, those who are not interested persons of the Trust under the 1940 Act (“Independent Trustees”). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, because certain 1940 Act governance guidelines may apply to the Trust from time to time, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairperson of the Board, in her capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have an executive Chairperson of the Board, who also serves as President (principal executive officer) and who is seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that the Chairperson, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder because of the Board’s collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of two Interested Trustees and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Ms. Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Felix Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

22

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy), (since 2003)	23	Northern Lights Fund Trust IV, (27 series) (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (consultancy practice), (since January 2011)	23	Centerstone Investors Trust (2 series) (since March 2016) BlueArc Multi-Strategy Fund (Nov. 2014 to Jan. 2018)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	23	None
1	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.
2	The “Fund Complex” consists of the series of the Trust
23

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address,[1] Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc.), (since August 2009); President Atcap Partners, LLC (investment adviser) (since July 2011)	23	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc. (since January 2011)	23	None
Christine Casares Born: 1975	Treasurer	Indefinite; Since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (February 2014 – January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	Indefinite; since July 2020

Chief Compliance Officer, Ceros Financial Services, Inc.
(since January. 2016), Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc.
(April 2012 – January 2016);
Compliance Manager, Advisors Preferred, LLC (since April 2012;

Compliance Manager, AtCap Partners, LLC (investment adviser) (since April 2012)

				N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC
(since February 2020); Senior Vice President, legal Administration and Counsel (February 2017- January and Counsel (April 2016 – 2017) and AVP and Staff Attorney
			(September 2012 – March 2016)	N/A	N/A
1	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.
2	The “Fund Complex” consists of the series of the Trust.

The Trust’s audit committee consists of Mr. Ranson, Mr. Rivera and Mr. Feldman. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the funds’ independent auditors and the full Board of Trustees. None of the audit committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended December 31, 2020, the Audit Committee met six times.

The Trust does not have a nominating committee, but the Audit Committee will perform nominating committee functions, when and if needed. The Trust does not intend to accept trustee nominations submitted by shareholders, except as may be required by law. Presently, there is no legal requirement to accept trustee nominations submitted by shareholders.

24

Compensation

Effective October 1, 2020, each Trustee who is not affiliated with the Trust, Adviser or Subadviser receives $50,000 per year plus $2,500 per meeting for certain special meetings. Prior to October 1, 2020, each Trustee who is not affiliated with the Trust, Adviser, or Sub-Adviser received $30,000 per year plus $2,500 per meeting for certain special meetings. The foregoing compensation will be paid in quarterly payments and per special meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2020. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Directors
Charles R. Ranson	$35,000	None	None	$35,000
Felix Rivera	$35,000	None	None	$35,000
David Feldman	$35,000	None	None	$35,000
Catherine Ayers-Rigsby	None	None	None	None
Brian S. Humphrey	None	None	None	None

*The term “Fund Complex” refers to Advisors Preferred Trust and its series.

Trustee and Management Ownership

As of December 31, 2020, the Trustees beneficially owned the following amounts in the Fund and Fund Complex, respectively:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Family of Investment Companies* Overseen by Trustee
Charles R. Ranson	None	None
Felix Rivera	None	None
David Feldman	None	None
Catherine Ayers-Rigsby	None	Over $100,000
Brian S. Humphrey	None	$10,001 - $50,000

*Family of Investment Companies refers to Advisors Preferred Trust and its series.

As of December 31, 2020, the Trustees, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds; the Trust, Distributor, Adviser, and Sub-Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective Code. The personnel of the Trust, Adviser, and Sub-Adviser are permitted to purchase securities and instruments including those that may be purchased, held or sold by the Fund, subject to the Code of Ethics.

25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of the date of this SAI the Trustees and officers as a group owned no shares of the Fund.

As of April 5, 2021, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Kensington Managed Income Fund

Class of Shares	Name & Address of Record Owner	Percentage of Fund by Class of Shares
Class A Shares	Charles Schwab & Co Inc, Special Custody A/C FBO Customers Mutual Funds 211 Main St San Francisco, CA 94105	15.74%
	LPL Financial/FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	5.28%
Institutional Class	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA	11.47%
	LPL Financial/FBO Customer Accts Attn Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	13.34%
Class C Shares	Charles Schwab & Co. Inc, Special Custody A/C FBO Customers Mutual Funds 211 Main St San Francisco, CA 94105	39.02%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing 60 South Sixth St P08 Minneapolis, MN 55402-4400	8.58%
26

Kensington Dynamic Growth Fund

	Name & Address of Record Owner	Percentage of Fund by Class of Shares
Class A Shares	LPL Financial/FBO Customer Accts Attn Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	5.72%
Institutional Class	LPL Financial/FBO Customer Accts Attn Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	5.41%
	Charles Schwab & Co Inc Special Custody A/C FBO Customers - Mutual Funds 211 Main St San Francisco, CA 94105	14.55%
Class C Shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	6.87%
	Axos Clearing LLC A/C Newbridge Securities 1200 Landmark Center, Ste 800 Omaha, NE 68102	6.26%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Advisors Preferred, LLC as the investment adviser to the Funds. The Adviser is wholly owned by Advisors Preferred Holdings, LLC, which is wholly owned by DGB Holdings, LLC (“DGB”), a Delaware limited liability company. DGB controls the Adviser.

Subject to the supervision and direction of the Trustees, the Adviser manages the Funds’ securities and investments (directly or through a sub-adviser) in accordance with each Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the relevant Fund. The fee paid to the Adviser is governed by an investment management agreement (“Management Agreement”) between the Trust, on behalf of the Funds, and the Adviser. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the average daily net assets with respect to the Kensington Managed Income Fund; and with respect to the Kensington Dynamic Growth Fund.

The fee is computed daily and payable monthly. Pursuant to an operating expense limitation agreements, the Adviser and Sub-Adviser have agreed to limit “Operating Expenses with respect to each Fund, which is defined to include all expense necessary or appropriate for the operations of the Fund, and including the Adviser’s investment advisory fee and the Sub-Advisor’s sub-advisory fee detailed in the investment advisory and sub-advisory agreements, and other expense described in the agreements, but does not include any front end or contingent deferred loads, taxes, leverage interest, brokerage commission, expense of underlying funds in which the Funds invest, expense in incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expense such as litigation. With respect to Kensington Managed Income Fund, Operating Expense are limited to 2.05% and 1.45%, respectively for Class A and Institutional Class. With respect to Kensington Dynamic Growth Fund, Operating Expense are limited to 2.04%, 1.64%, and 2.64%, respectively for Class A, Institutional Class, and Class C.

27

The Adviser earned fees and waived/recouped advisory fees from each Fund during the past fiscal periods/years as follows:

Fund Name	Fiscal Year/Periods Ended December 31	Advisory Fee Earned	Recoupment (Waiver)	Net Advisory Fee after Waiver
Kensington Managed Income Fund(1)	2019	$216,390	$(32,842)	$183,548
Kensington Managed Income Fund	2020	$2,019,495	$32,842	$2,052,337
Kensington Dynamic Growth Fund(2)	2020	$94,499	$(35,854)	$58,645
(1)	Fund Commenced Operations on May 28, 2019. Trading commenced on May 31, 2019.
(2)	Fund Commenced Operations on October 23, 2020.

This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser and Sub-Adviser are permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three-year basis, as long as the reimbursement does not cause a Fund’s annual operating expenses to exceed the expense cap. Fee waivers and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly or through a sub-adviser, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under,
(ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser and/or any sub-adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser or a sub-adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Trust with all necessary office facilities and Adviser personnel for assisting in the servicing each Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, with respect to the Kensington Managed Income Fund at meeting held on February 19, 2019 and subsequently approved by Sole Shareholders on May 28, 2019. The Amended Management Agreement with respect to the Kensington Dynamic Growth Fund was approved on August 19, 2020.

The Management Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the relevant Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment. The Adviser also provides the Chief Compliance Offer to the Trust and the Funds pursuant to a compliance consulting agreement between the Trust and the Adviser with respect to the Funds.

28

Investment Sub-Adviser

The Trustees and Adviser have selected Kensington Asset Management LLC as the investment Sub-Adviser to the Funds. Bruce P. DeLaurentis, Chief Executive Officer of the Sub-Adviser, owns a majority of the Sub-Adviser and is deemed to control the Sub-Adviser.

Subject to the supervision and direction of the Trustees and the Adviser, the Sub-Adviser manage the Funds’ securities and investments in accordance with each Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of each Fund. The fee paid to the Sub-Adviser is governed by investment sub-advisory management agreements (“Sub-Advisory Agreements”) between the Adviser and Sub-Adviser. Pursuant to each Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive from the Adviser (not the Funds), on a monthly basis, an annual advisory fee equal to 1.00% of the Funds average daily net assets up to $50,000,000; 1.05% of the Funds average daily net assets over $50,000,000 up to $150,000,000; 1.10% of the Fund’s average daily net assets over $150,000,000 up to $500,000,000; and 1.15% over the Funds average daily net assets over $500,000,000. For the purpose of computing the tiers that form the basis for the tiered pricing, current and future funds in the Fund Complex that are sub-advised by the Sub-Adviser are aggregated.

The Sub-Advisory Agreements will continue in effect for two years initially from their respective effective dates, and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreements may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the respective Fund’s outstanding shares. The Sub-Advisory Agreements shall terminate automatically in the event of its assignment. The Sub-Advisory Agreement with respect to Kensington Managed Income Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on July 10, 2020 and approved by Fund shareholders on October 30, 2020. With respect to Kensington Dynamic Growth Fund, the Sub-Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held August 19, 2020 and by its sole shareholder on October 22, 2020.

Bruce P. DeLaurentis, Chief Executive Officer of the Sub-Adviser is the portfolio manager responsible for the day-to-day management of the Funds. As of December 31, 2020, Mr. DeLaurentis was responsible for the management of the following other types of accounts (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0		$0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$22.7 million	0	$0

Conflicts of Interest

As indicated in the table above, the portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser and/or the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, the adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager’s compensation is based on a share of the advisory fee received by the Adviser and is not tied to the performance of the Funds.

29

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of December 31, 2020.

Bruce P. DeLaurentis

Name of Fund	Dollar Range of Equity Securities Held
Kensington Managed Income Fund	$500,001 - $1,000,00
Kensington Dynamic Growth Fund	$10,001 - $50,000

Distributor

Ceros Financial Services, Inc. (the “Distributor”), 1445 Research Blvd., Suite 530, Rockville, MD 20850 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the “Underwriting Agreement”). The Distributor and the Adviser are affiliates because they are under common control. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Funds’ shares, will use its best efforts to distribute shares of the Funds. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plans

The Trust has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for the Funds; Class A shares and Class C shares (the “Rule 12b-1 Plans”) pursuant to which the Funds pay fees to the Distributor for providing distribution and/or shareholder services to the Funds. Under the Rule 12b-1 Plan, these shares of the Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of each Fund’s average net assets attributable to each Fund’s Class A shares, and at an annual rate of up to 1.00% of each Fund’s average net assets attributable to each Fund’s Class C shares as compensation for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the share class’s average daily net assets during the preceding month and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to each Fund’s shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Funds’ shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds. The Adviser and Sub-Adviser may be compensated by the Distributor for distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended by each Fund pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

30

The initial term of the Rule 12b-1 Plans is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans. The Rule 12b-1 Plans may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the relevant Fund.

The Rule 12b-1 Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting shares of the relevant Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plans. During the term of a Rule 12b-1 Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon not more than sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or relevant Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Under the Rule 12b-1 Plans, the Funds may pay the distributor (or other parties) for distribution-related activities including: costs of advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and activities intended to promote sales of Class A shares and Class C shares. The 12b-1 Plans are compensation-style plans that pay the distributor an asset-based fee rather than reimbursing the distributor for actual expenses incurred. The Funds anticipates that the Rule 12b-1 Plans will result in increased sales of shares, which may produce certain economies of scale for shareholders.

For the fiscal year ended December 31, 2020, the Kensington Managed Income the Fund, paid distribution fees of $96,631. For the fiscal period ended December 31, 2020, the Kensington Dynamic Growth Fund paid distribution fees of $2,499. The table below reflect the allocation of such distribution fees paid.

Rule 12b-1 Expenditures During the Fiscal Year/Period Ended December 31, 2020
	Kensington Managed Income Fund	Kensington Dynamic Growth Fund(1)
Advertising/Marketing	$0	$0
Printing/Postage	$0	$0
Payment to Distributor	$0	$0
Payment to Dealers	$96,631	$2,499
Compensation to sales personnel	$0	$0
Other	$0	$0
Total	$96,631	$2,499
(1)	Fund commenced operations on October 23, 2020.

Custodians

U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202, serves as the Funds’ custodian (“Custodian”). The Custodian acts as the Funds’ depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records relating to its duties. National Financial Services, LLC (“NFS”), 200 Seaport Boulevard, Boston, MA 02210, serves the Funds as a limited purpose custodian. NFS acts as the Funds’ custodian with respect to holding shares of certain other investment companies.

31

Fund Services

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”), subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

A revised Agreement became effective on January 1, 2008 and was Amended on May 1, 2020 with respect to Kensington Managed Income Fund; and was amended effective August 19, 2020 with respect to Kensington Dynamic Growth Fund. The Agreement remains in effect for three years from the applicable effective date for a Fund and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor the Funds’ holdings and operations for post-trade compliance with the Trust’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to a Fund to calculate its daily NAV; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Funds’ independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, certain bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds; Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to each Fund by GFS under the Agreement, each Fund pays GFS certain out of pocket expenses and asset-based fees. For the fiscal years/period ended December 31, the Funds paid GFS for administration, accounting and transfer agent services as listed below.

Name of Fund	2020	2019
Kensington Managed Income Fund(1)	$252,051	$69,902
Kensington Dynamic Growth Fund(2)	$27,860	N/A
(1)	Fund Commenced Operations on May 28, 2019. Trading commenced on May 31, 2019.
(2)	Fund Commenced Operations on October 23, 2020.
32

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS, and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third-party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Independent Registered Public Accounting Firm

The firm of BBD, LLP, 1835 Market Street, 3rd floor, Philadelphia, PA 19103, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending December 31, 2021. It will perform an annual audit of the Funds’ financial statements and provides financial, tax and accounting services as requested.

Legal Counsel

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as the Trust’s legal counsel.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for each Fund’s portfolio decisions and the Adviser and/or Sub-Adviser is responsible for placing portfolio transactions. In placing portfolio transactions, the Adviser and/or Sub-Adviser seeks the best qualitative execution for the relevant Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and/or Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser and/or Sub-Adviser typically selects Ceros Financial Services, Inc., an affiliated broker/dealer to execute securities transactions, while transactions for futures and other derivatives are executed with non-affiliated brokers. In executing transactions through its affiliated broker/dealer, the Adviser and/or Sub-Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act.

The Adviser and/or Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which the Adviser and/or Sub-Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser and/or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s and/or Sub--Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser and/or Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser and/or Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell a Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser and/or Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser and/or Sub-Adviser in connection with its services to the Funds. Although research services and other information are useful to a Fund and the Adviser and/or Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and Adviser and/or Sub-Adviser that the review and study of the research and other information will not reduce the overall cost to Adviser and/or Sub-Adviser of performing its duties to the Funds.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Funds and another of the Adviser’s and/or Sub-Adviser’s clients seeks to purchase or sell the same security at or about the same time, the Adviser and/or Sub-Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser and/or Sub-Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

33

For the fiscal year/periods ended December 31 as indicated below, the Funds paid brokerage commissions on transactions as follows, all of which was paid to Ceros Financial Services, Inc., the Funds Distributor:

December 31, 2019	Brokerage Commissions	Total Amount of Securities Transactions
Kensington Managed Income Fund(1)*	$671	$97,667,012

December 31, 2020	Brokerage Commissions	Total Amount of Securities Transactions
Kensington Managed Income Fund	$6,632	$1,003,093,950
Kensington Dynamic Growth Fund(2)	$20,731	$293,723,827
(1)	Fund commenced operations on May 28, 2019. Trading commenced on May 31, 2019.
(2)	Fund commenced operations on October 23, 2020.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds are also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Funds are further required to file their portfolio holdings on Form N-CEN on a 75 days lag at the end of the semi-annual/annual fiscal periods. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of each Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Funds may also, from time to time, list a Fund’s top ten holdings on its website. The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to a Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CEN, N-CSR or Form N-PORT with the SEC. The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Distributor, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Funds disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, Sub-Adviser the Distributor, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of a Fund shareholders and those of the Adviser or Sub-Adviser, or any affiliated person of the Fund, Adviser, or Sub-Adviser. Additionally, the Adviser, Sub-Adviser and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. The Funds’ Chief Compliance Officer monitors compliance with these procedures and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of Confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Sub-Adviser, Distributor, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Funds believe, based upon their size and history, that these are reasonable procedures to protect the confidentiality of each Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

34

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
(“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer (the Trust’s Chief Compliance Officer), an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funs’ Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “Net Asset Value,” the NAV of each Fund’s shares, by class, is determined by dividing the total value of the relevant Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the relevant Fund, by class.

Generally, a Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when a Fund’s shares are not priced, the value of securities held by the Fund can change on days when a Fund shares

35

cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available, or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

The Funds’ shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time)
(the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds will value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

36

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of a Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the NYSE will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV value per share plus sales charges, if any. In addition to issuing shares in exchange for cash, a Fund may issue shares in exchange for securities (in kind) at its discretion.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Kensington Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

37

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times when (a) the NYSE is closed, other than customary weekend and holiday closings; (b) trading on that exchange is restricted for any reason; (c) an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, the certificates of corporate authority and waiver of tax required in some states when settling estates.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Each Fund discourages and does not accommodate frequent purchase and redemption of Fund shares, commonly referred to as market timing that it considers abusive. Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy requiring the Funds’ transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity. The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Funds.

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the relevant Fund with a net purchase or redemption request on any given day where purchasers of a Fund’s shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the relevant Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Pricing of Shares

Each Fund’s shares are valued (per-class NAV per share) at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. For a description of the methods used to determine the NAV, see “How Shares Are Priced” in the prospectus.

Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser and/or Sub-Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of 4:00 p.m. (or earlier if the NASDAQ closes early). Lacking a last sale price, an equity security is generally valued by the pricing service at the mean of the last bid and ask price as of 4:00 p.m. (or earlier if the NASDAQ closes early). When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser and/or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board.

38

Fixed income securities generally are valued by using market quotations available as of the NYSE close, but may be valued on the basis of prices furnished by a pricing service when the Adviser and/or Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser and/or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser and/or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

Each Fund does not intend to redeem shares in any form except cash. Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request in excess of the amount is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning if the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the relevant Fund unless a shareholder elects to receive cash.

39

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the relevant Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

A redemption or exchange of a Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption or exchange of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

At December 31, 2020, the Funds had no capital loss carry forwards for federal income tax purposes available to offset future capital gains

40

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by each Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receive any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

41

Foreign Currency Transactions

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

42

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the relevant Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholders a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, or its delegate. The Adviser and/or Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser and/or Sub-Adviser or an affiliated person of either Adviser or Sub-Adviser. In such a case, the Trust’s policy requires that the Adviser and/or Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser and/or Sub-Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with Adviser and/or Sub-Adviser’s proxy voting policies. The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser and/or Sub-Adviser, is most consistent with the Adviser and/or Sub-Adviser’s proxy voting policies and in the best interests of a Fund’s shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-855-375-3060. The information also will be available on the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling toll free 1-855-375-3060 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in the SAI are incorporated by reference to the Fund’s Annual Report for the fiscal period ended December 31, 2020. You can obtain a copy of the financial statements contained in each Fund’s Annual or Semi-Annual Report without charge by calling the Fund toll free at 1-855-375-3060 or by visiting www.advisorspreferred.com.

43

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s). The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Proxy Notice Delivery Handling

  All hardcopy proxies that are received in the office shall be scanned and sent to compliance e-mailbox the same day.
  Electronic proxies shall be sent to the compliance e-mailbox.
  The compliance consultant (“CC”) will review the proxies, determine appropriate action and vote the proxies within listed timelines to ensure the most appropriate voting process is completed.
  After voting functions are completed, the CC will ensure all proxy documentation is stored electronically and grouped by appropriate fund company.
  The proxy data will be included in the appropriate compliance checklist for the quarter involved.
  The proxy process will be validated during the quarterly checklist certification.

Voting Proxies

1.	All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Compliance Consultant.
2.	The Compliance Consultant will generally adhere to the following procedures (subject to limited exception):
a.	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;
b.	The Compliance Consultant will determine which of the Advisory Clients holds the security to which the proxy relates;
c.	Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust II. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

d.	Prior to voting any proxies, the Compliance Consultant will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Compliance Consultant will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.
e.	If no material conflict is identified pursuant to these procedures, the Compliance Consultant will vote the proxy in accordance with the guidelines set forth below. The Compliance Consultant will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

44

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Compliance Consultant will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.
2.	If a conflict is identified and deemed “material” by the Compliance Consultant, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).
3.	With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients in order to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:
a.	Give the ERISA client the opportunity to vote the proxies in question themselves; or
b.	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Compliance Consultant will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.       Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
3.	A record of each vote that the Adviser casts;
4.	A copy of any document that the Adviser created that was material to planning on how to vote the proxies, or memorializes that decision (if any); and
5.	A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.